Exhibit 99.2

InfiniClone Limited

Unaudited Condensed Financial Statements

CONTENTS	PAGE(S)

Unaudited Condensed Financial Statements:
Unaudited Condensed Balance Sheets as of March 31, 2025 and June 30, 2024	F-2
Unaudited Condensed Statements of loss and Comprehensive loss for the Nine months ended March 31, 2025 and 2024	F-4
Unaudited Condensed Statements of Changes in Shareholders’ Equity for the Nine months ended March 31, 2025 and 2024	F-6
Unaudited Condensed Statements of Cash Flows for the Nine months ended March 31, 2025 and 2024	F-8
Notes to the Unaudited Condensed Financial Statements	F-10

F-1

INFINICLONE LIMITED

UNAUDITED CONDENSED BALANCE SHEETS

(Expressed in US Dollars)

	Note	As of March 31, 2025	As of June 30, 2024
		US$	US$
ASSETS
Current assets
Cash	2(c)	649	710
Due from related parties	8(c)	374	370
Inventories, net	3	493,836	490,518

Total current assets		494,859	491,598

Non-current assets
Property and equipment, net	4	22,118,724	22,659,382

Total non-current assets		22,118,724	22,659,382

Total assets		22,613,583	23,150,980

The accompanying notes are an integral part of these financial statements.

F-2

INFINICLONE LIMITED

UNAUDITED CONDENSED BALANCE SHEETS

(Continued)

(Expressed in US Dollars)

	Note	As of March 31, 2025	As of June 30, 2024
		US$	US$
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Due to related parties	8(c)	20,174	2,223
Taxes payable	6	-	-

Total current liabilities		20,174	2,223

Total liabilities		20,174	2,223

Commitments and contingencies (note 7)		-	-

SHAREHOLDERS’ EQUITY
Share capital	5	380	380
Additional paid-in capital	4	24,098,201	24,098,201
Accumulated other comprehensive income		(377,176)	(581,757)
Accumulated deficit		(1,127,996)	(368,067)

Total shareholders’ equity		22,593,409	23,148,757

Total liabilities and shareholders’ equity		22,613,583	23,150,980

The accompanying notes are an integral part of these financial statements.

F-3

INFINICLONE LIMITED

STATEMENTS OF LOSS AND COMPREHENSIVE LOSS

(Expressed in US Dollars)

		Nine months ended March 31,
	Note	2025	2024
		US$	US$

Revenue		-	-

Cost of revenue		-	-

Gross profit		-	-

Operating expenses:
General and administrative expenses		759,929	183,732

Total operating expenses		759,929	183,732

Operating loss		(759,929)	(183,732)

Interest expenses, net		-	-

Loss before income taxes		(759,929)	(183,732)
Income tax expense	6	-	-
Net loss		(759,929)	(183,732)

F-4

INFINICLONE LIMITED

STATEMENTS OF LOSS AND COMPREHENSIVE LOSS

(Continued)

(Expressed in US Dollars)

Net loss	(759,929)	(183,732)

Other comprehensive loss:
Foreign currency translation adjustment, net of nil income taxes	204,581	(492,180)

Total other comprehensive loss	(555,348)	(675,912)

Total comprehensive loss	(555,348)	(675,912)

The accompanying notes are an integral part of these financial statements.

F-5

INFINICLONE LIMITED

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(Expressed in US Dollars)

	Note	Share capital	Additional paid-in capital	Accumulated other comprehensive loss	Accumulated deficit	Total shareholders’ equity
		US$	US$	US$	US$	US$

Balance as of June 30, 2023		-	-	(5)	(646)	(651)
Net loss		-	-	-	(183,732)	(183,732)
Foreign currency translation adjustment, net of nil income taxes		-	-	(492,180)	-	(492,180)
Total comprehensive loss		-	-	(492,185)	(184,378)	(676,563)

Capital contribution from shareholders	4	380	24,098,201	-	-	24,098,581

Balance As of March 31, 2024		380	24,098,201	(492,185)	(184,378)	23,422,018

The accompanying notes are an integral part of these financial statements.

F-6

INFINICLONE LIMITED

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(Continued)

(Expressed in US Dollars)

	Note	Share capital	Additional paid-in capital	Accumulated other comprehensive loss	Accumulated deficit	Total shareholders’ equity
		US$	US$	US$	US$	US$

Balance as of June 30, 2024		380	24,098,201	(581,757)	(368,067)	23,148,757
Net loss		-	-	-	(759,929)	(759,929)
Foreign currency translation adjustment, net of nil income taxes		-	-	204,581	-	204,581
Total comprehensive loss		-	-	(377,176)	(1,127,996)	22,593,409

Capital contribution from shareholders		-	-	-	-	-

Balance As of March 31, 2025		380	24,098,201	(377,176)	(1,127,996)	22,593,409

The accompanying notes are an integral part of these financial statements.

F-7

INFINICLONE LIMITED

STATEMENTS OF CASH FLOWS

(Expressed in US Dollars)

		Nine months ended March 31,
	Note	2025	2024
		US$	US$
Operating activities:
Net loss		(759,929)	(183,732)
Adjustments to reconcile net income to net cash used in operating activities
Depreciation and amortisation		740,891	183,633
Inventories		897
Changes in operating assets and liabilities:
Due from related parties		18,073	-
Due to related parties		-	-
Taxes payable		-	-

Net cash provided by (used in) operating activities		(964)	(99)

Investing activities:
Payments for purchases of property and equipment		-	-

Net cash provided by (used in) investing activities		-	-

The accompanying notes are an integral part of these financial statements.

F-8

INFINICLONE LIMITED

STATEMENTS OF CASH FLOWS

(Continued)

(Expressed in US Dollars)

		Nine months ended March 31,
	Note	2025	2024
		US$	US$
Financing activities:
Proceeds from bank loans		-	-

Net cash provided by financing activities		-	-

Effect of exchange rate changes on cash		7	9

Net decrease in cash		(68)	(99)

Cash at beginning of the year		710	1,569

Cash at end of the year	2(c)	649	1,479

Supplemental information
Interest paid		-	-
Income taxes paid		-	-

Non-cash investing and financing activities:
Purchase of property and equipment through issuance of ordinary shares		-	23,023,928

The accompanying notes are an integral part of these financial statements.

F-9

INFINICLONE LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in US Dollars)

1. DESCRIPTION OF BUSINESS AND ORGANIZATION

InfiniClone Limited (“the Company”), an exempted company with limited liability, is a holding company incorporated in Hong Kong, which is 100% controlled by Lim Kah Meng. On March 13, 2025, Lim Kah Meng transferred 100% held equity interest of Infiniclone Pte. Ltd. to the Company, which was common control transaction before and after the transferal. The principal activities of the Company are those of research and experimental development and commercialisation on induced pluripotent stem cell (iPSC) technology, which mainly includes iPSC banking, cosmeceutical applications, disease modeling, regenerative medicine, drug discovery and next-generation stem cell therapy.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Basis of Presentation

The accompanying unaudited condensed financial statements of the Company has been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted as permitted by rules and regulations of the United States Securities and Exchange Commission. The balance sheet as of March 31, 2025 and June 30, 2024 was derived from the audited financial statements of the Company. The accompanying unaudited condensed financial statements should be read in conjunction with the balance sheet of the Company as of June 30, 2024 and 2023, and the related statements of loss and comprehensive loss, changes in shareholders’ deficit and cash flows for the years then ended.

In the opinion of the management, all adjustments (which include normal recurring adjustments) necessary to present a fair statement of the financial position as of March 31, 2025 and June 30, 2024, the results of operations and cash flows for the nine months ended March 31, 2025 and 2024, have been made.

These unaudited condensed financial statements have been prepared in accordance with U.S. GAAP assuming the Company will continue as a going concern. The going concern assumption contemplates the realization of assets and satisfaction of liabilities in the normal course of business.

The unaudited condensed financial statements do not include any adjustments to the carrying amounts and classification of assets, liabilities, and reported expenses that may be necessary if the Company were unable to continue as a going concern.

F-10

INFINICLONE LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in US Dollars)

(b) Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, related disclosures of contingent assets and liabilities at the balance sheet date, and the reported revenues and expenses during the reported period in the financial statements and accompanying notes. Significant items subject to estimates and assumptions include, but not limited to, lower of cost and net realizable value of inventories, useful lives and recoverability of property and equipment, recoverability of intangible assets with indefinite useful lives, realization of deferred tax assets. Actual results could differ from those estimates, and as such, differences may be material to the financial statements.

(c) Cash

Cash consists of cash on hand and cash at bank. The Company does not have any cash equivalents as of March 31, 2025 and June 30, 2024.

Cash on hand and cash at bank deposited in financial institutions at various locations are as follows:

	As of March 31, 2025	As of June 30, 2024
	US$	US$
Cash balances include deposits in:
Financial institutions in Singapore
- Denominated in Singapore dollar (“SGD”)	649	710
Total cash balances held at financial institutions	649	710

Cash on hand	-	-

Total cash balances	649	710

(d) Revenue recognition

Revenue is recognized when or as the control of the goods or services is transferred to customers. Control of the goods and services may be transferred over time or at a point in time. Control of the goods and services is transferred over time if the Company’s performance:

●	provides all of the benefits received and consumed simultaneously by the customer;
●	creates and enhances an asset that the customer controls as the Company performs; or
●	does not create an asset with an alternative use to the Company and the Company has an enforceable right to payment for performance completed to date.

If control of the goods and services transfers over time, revenue is recognized over the period of the contract by reference to the progress towards complete satisfaction of that performance obligation. Otherwise, revenue is recognized at a point in time when the customer obtains control of the goods and services.

Contracts with customers may include multiple performance obligations. For such arrangements, the Company allocates overall contract price to each distinct performance obligation based on its relative standalone selling price. The Company generally determines standalone selling prices for each individual distinct performance obligation identified based on the observable prices charged to customers. If the standalone selling price is not directly observable, it is estimated using expected cost plus a margin, depending on the availability of observable information, the data utilized, and considering the Company’s pricing policies and practices in making pricing decisions. Assumptions and estimations have been made in estimating the relative selling price of each distinct performance obligation, and changes in judgements on these assumptions and estimates may affect revenue recognition.

F-11

INFINICLONE LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in US Dollars)

When either party to a contract has performed, the Company presents the contract on the unaudited condensed balance sheets as a contract asset, a receivable or a contract liability.

A contract asset is recorded when the Company transfers a good or service to the customer before being unconditionally entitled to the consideration under the payment terms set out in the contract. A receivable is recorded when the Company has an unconditional right to consideration. A right to consideration is unconditional if only the passage of time is required before payment of that consideration is due.

If a customer pays consideration or the Company has a right to an amount of consideration that is unconditional, before the Company transfers a good or service to the customer, the Company presents a contract liability when the payment is received or receivable. A contract liability is the Company’s obligation to transfer goods or services to a customer for which the Company has received consideration (or an amount of consideration is due) from the customer.

(e) Concentration of credit Risk

Financial instruments that potentially expose the Company to concentrations of credit risk consist principally of cash and other receivables included in due from related parties.

Substantial all of the Company’s cash at bank is held by third-party financial institutions located in Singapore. The bank deposits with financial institutions in Singapore are insured by the government authority for up to SGD 75,000. The Company has not experienced any losses in uninsured bank deposits and does not believe that it is exposed to any significant risks on cash held in bank accounts. To limit exposure to credit risk, the Company primarily places bank deposits with large financial institutions in Singapore with acceptable credit rating.

Other receivables are primarily derived from related parties, which are unsecured. The risk is mitigated by credit evaluations performed on them. Historically, credit losses on other receivables have been insignificant.

3. INVENTORIES, NET

The inventories, net consisted of the following:

	As of March 31, 2025	As of June 30, 2024
	US$	US$

Raw materials (i)	493,836	490,518
Less: provision for inventories	-	-

Inventories, net	493,836	490,518

(i) On December 1, 2023, the Company entered into a materials transfer agreement with a related party. Pursuant to the agreement, SGD 662,150 (equivalent to US$ 502,695) of R&D materials transferred into the Company. The consideration was paid-up through the shares of the Company. The transfer was effective on December 1, 2023 and was recorded as inventories and additional paid-in capital in the financial statement of the Company.

F-12

INFINICLONE LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in US Dollars)

4. PROPERTYAND EQUIPMENT, NET

Property and equipment, net, consisted of the following:

	As of March 31, 2025	As of June 30, 2024
	US$	US$

Lands and Buildings (i)	23,221,757	23,023,928

Property and equipment	23,221,757	23,023,928

Less: Accumulated depreciation	(1,103,033)	(364,546)

Property and equipment, net	22,118,724	22,659,382

(i) On November 15, 2023, the Company entered into a land ownership transfer agreement with its related parties and third parties. Pursuant to the agreement, 8 properties transferred into the Company for the operation use, the consideration was paid-up through the shares of the Company, the fair value is SGD31 million (equivalent to US$ 23,595,506). The transfer was effective on December 1, 2023 and was recorded as property and equipment and additional paid-in capital in the financial statement of the Company. The ownership of all the properties is freehold.

5. SHARE CAPITAL

Upon incorporation on August 23, 2021, the total amount of share capital subscribed by the Company was SGD500 (equivalent to US$380) and the total number of ordinary shares issued was 500.

6. INCOME TAX

The statutory income tax rate for the Company is 17% for the Nine months ended March 31, 2025 and 2024. The effective income tax rate for the Nine months ended March 31, 2025 and 2024 was nil and nil, respectively. The effective income tax rate for the Nine months ended March 31, 2025 and 2024 differs from the statutory income tax rate of 17%, primarily due to the recognition of valuation allowance for deferred income tax assets of loss-making of the Company.

F-13

INFINICLONE LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in US Dollars)

7. COMMITMENTS AND CONTINGENCIES

As of March 31, 2025 and June 30, 2024, there was no commitments and contingencies incurred.

8. RELATED PARTY TRANSACTIONS

(a) Related parties

Names of the major related parties	Nature of relationship
Lim Kah Meng	The controlling shareholder of the Company
Seah Siew Leng	A related person of the controlling shareholder of the Company
Zenzic Labs Pte. Ltd.	Entity controlled by the controlling shareholder of the Company
Go Dx	Entity controlled by the controlling shareholder of the Company
Gene Oasis Pte Ltd.	Entity controlled by the controlling shareholder of the Company

(b) Significant related party transactions

During the Nine months ended March 31, 2025 and 2024, the Company entered into the following significant related party transactions:

	Nine months ended March 31,
	2025	2024
	US$	US$

Purchase of lands and buildings (i)	-	6,453,082
Purchase of materials (ii)	-	502,695
Purchase of license right (iii)	17,767	-
Loan from related party (iv)	-	2,279
Advances to a related party (v)	-	380

F-14

INFINICLONE LIMITED

NOTES TO THE FINANCIAL STATEMENTS

(Expressed in US Dollars)

(c) Significant related party balances

The outstanding balances mainly arising from the above transactions as of March 31, 2025 and June 30, 2024 are as follows:

	As of March 31, 2025	As of June 30, 2024
	US$	US$

Due to related parties:

Go Dx (iii)	2,241	2,222
Zenzic Labs Pte. Ltd. (iii) (iv)	17,933	1

Subtotal	20,174	2,223

Due from related parties:

Lim Kah Meng (v)	374	370

Note:

(i)	On November 15, 2023, the Company entered into a land ownership transfer agreement with its related parties as mentioned in note 4. During the Nine months ended March 31, 2025 and 2024, these purchases amounted to US$ nil and US$ 6,453,082, respectively. The consideration was paid-up through the shares of the Company.

(ii)	On December 1, 2023, the Company entered into a materials transfer agreement with a related party as mentioned in note 3. During the Nine months ended March 31, 2025 and 2024, these purchases amounted to US$ nil and US$ 502,695, respectively. The consideration was paid-up through the shares of the Company.

(iii)	On March 31, 2025, the Company entered into an intellectual property and technology authorization agreement with its related party. Pursuant to the agreement, the Company was licensed a series of exclusive and non-exclusive patent technology for commercialization use through payment of license fee. During the Nine months ended March 31, 2025 and 2024, these license fee amounted to US$ 17,767 and US$ nil, respectively. As of March 31, 2025 and June 30, 2024, the amounts due to related parties for such license right of US$ 17,767 and US$ nil were included in due to related parties, respectively.

(iv)	During the Nine months ended March 31, 2025 and 2024, the Company loaned from related parties for operation use amounted to US$ nil and US$ 2,279, respectively. As of March 31, 2025 and June 30, 2024, the amounts due to related parties for such loan of US$ 20,174 and US$ 2,223 were included in due to related parties, respectively.

(v)	During the Nine months ended March 31, 2025 and 2024, the Company made advances to a related party for payment of share capital amounted to US$ nil and US$ 380, respectively. As of March 31, 2025 and June 30, 2024, the amounts due from related parties for such advances of US$ 374 and US$ 370 were included in due from related parties, respectively.

9. SUBSEQUENT EVENTS

Management has considered subsequent events through the reporting day, which was the date the financial statements were issued. No subsequent events required adjustments to or disclosure in these financial statements.

F-15